TLIC LETTERHEAD

April 20, 2006

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Separate Account VUL-A

Legacy Builder Plus and Inheritance Builder Plus

File No. 811-9115, CIK 0001074342
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VUL-A, a unit investment trust registered under the Act, recently mailed to its policyholders the annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust – Initial Shares, AIM Variable Insurance Funds - Series 1 Shares, Dreyfus Stock Index Fund - Initial Class, Dreyfus Variable Investment Fund, MFS® Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, Variable Insurance Products Fund - Service Class 2. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series Trust (CIK: 0000778207) filed March 2, 2006
•	AIM Variable Insurance Funds - Series 1 Shares (CIK: 0000896435) filed March 9, 2006
•	Dreyfus Stock Index Fund - Initial Class (CIK 0000846800) filed February 16, 2006
•	Dreyfus Variable Investment Fund (CIK: 0000813383) filed February 16, 2006
•	MFS® Variable Insurance Trust(SM) (CIK: 0000918571) filed March 10, 2006
•	Oppenheimer Variable Account Funds (CIK: 0000752737) filed March 2, 2006
•	Variable Insurance Products Fund (CIK: 0000356494) filed February 28, 2006

To the extent necessary, these filing are incorporated herein by reference.

Very truly yours,

/s/ Priscilla I. Hechler

Priscilla I. Hechler

Assistant Secretary

cc:	Arthur D. Woods, Esq.

Kim Estrada